FOSTER WHEELER REPORTS RECORD RESULTS FOR THIRD QUARTER OF 2007

•	Record-level of quarterly financial performance: net income, earnings per share, EBITDA
•	Record-level of scope backlog and quarterly scope bookings
•	Company announces 2-for-1 stock split

HAMILTON, BERMUDA, November 7, 2007 -- Foster Wheeler Ltd. (Nasdaq: FWLT) today reported quarterly net income for the third quarter of 2007.

Third-quarter 2007 net income was $129.1 million, or $1.78 per diluted share, compared with $75.8 million, or $1.07 per diluted share, in the third quarter of 2006. Net income in both quarterly periods was impacted by certain non-operating items, most notably gains on asbestos-related insurance receivables, as detailed in the attached table. Excluding such items from both quarterly periods, adjusted net income in the third quarter of 2007 was a record $120.5 million, or $1.66 per diluted share, compared with $54.6 million, or $0.77 per diluted share, in the third quarter of 2006.

Third-quarter 2007 consolidated EBITDA (earnings before interest expense, income taxes, depreciation and amortization) was a record $179.0 million, compared with $95.1 million in the third quarter of 2006.    EBITDA in both quarterly periods was also impacted by certain non-operating items, most notably gains on asbestos insurance receivables, as noted above and as detailed in the attached table. Excluding such items from both quarterly periods, EBITDA in the third quarter of 2007 was $170.3 million, compared with $73.8 million in the third quarter of 2006.

For the first nine months of 2007, net income was $315.8 million, or $4.37 per diluted share, compared with $198.9 million, or $2.55 per diluted share, in the first nine months of 2006. For the first nine months of 2007, consolidated EBITDA was $459.9 million, compared with $293.5 million for the first nine months of 2006. Net income and EBITDA in both nine-month periods were impacted by certain non-operating items, most notably gains on asbestos insurance receivables, as detailed in the attached table. Excluding such items from both nine-month periods, net income for the first nine months of 2007 was $307.1 million, or $4.25 per diluted share, compared with $110.5 million, or $1.57 per diluted share, in the first nine months of 2006; and EBITDA for the first nine months of 2007 was $451.2 million, compared with $205.1 million in the first nine months of 2006.

Commenting on the company’s results for the third quarter of 2007, Foster Wheeler Chairman and Chief Executive Officer Raymond J. Milchovich said, “In an environment of extremely favorable market conditions, both of our business groups executed contracts very effectively and met or exceeded client expectations on a wide range of large and complex projects. Our Global Power Group reported EBITDA that was almost triple that of the year-ago quarter, and our E&C group generated a record-level of scope new orders booked and a near-record level of EBITDA.”

Milchovich added, “We continue to see an ongoing need for significant investment in the major markets we serve. We saw abundant evidence of this in our third-quarter bookings, which included a very large engineering, procurement, and construction (EPC) contract for a world-class petrochemical facility in Singapore, a front-end engineering design (FEED) contract for another petrochemical complex in Qatar as well as a number of major boiler contracts in our Global Power Group.

“Our optimism about the company’s future was signaled today in a separate announcement regarding a planned 2-for-1 stock split of our common shares, subject to shareholder approval of an increase in the number of authorized shares,” said Milchovich.

Foster Wheeler Ltd. is a global company offering, through its subsidiaries, a broad range of engineering, procurement, construction, manufacturing, project development and management, research and plant operation services. Foster Wheeler serves the upstream oil and gas, LNG and gas-to-liquids, refining, petrochemicals, chemicals, power, pharmaceuticals, biotechnology and healthcare industries. The corporation is based in Hamilton, Bermuda, and its operational headquarters are in Clinton, New Jersey, USA. For more information about Foster Wheeler, please visit our Web site at www.fwc.com.

Calculation of EBITDA
EBITDA is a supplemental financial measure not defined in generally accepted accounting principles ("GAAP"). The Company defines EBITDA as income before interest expense, income taxes, depreciation and amortization. The Company has presented EBITDA because it believes it is an important supplemental measure of operating performance. EBITDA, after adjustment for certain unusual and infrequent items specifically excluded in the terms of the Company's current and prior senior credit agreements, is used for certain covenants under its current and prior senior credit agreements. The Company believes that the line item on its condensed consolidated statements of operations and comprehensive income entitled "net income" is the most directly comparable GAAP financial measure to EBITDA. Since EBITDA is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or any other GAAP financial measure.

EBITDA, as calculated by the Company, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company's ability to fund its cash needs. As EBITDA excludes certain financial information that is included in net income, users of this financial information should consider the type of events and transactions that are excluded.

The Company's non-GAAP performance measure, EBITDA, has certain material limitations as follows:
•
It does not include interest expense. Because the Company has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted the Company in generating revenue. Therefore, any measure that excludes interest has material limitations;

•	It does not include taxes. Because the payment of taxes is a necessary and ongoing part of the Company's operations, any measure that excludes taxes has material limitations;
•	It does not include depreciation and amortization. Because the Company must utilize property, plant and equipment and intangible assets in order to generate revenues in its operations,

depreciation and amortization are necessary and ongoing costs of its operations. Therefore, any measure that excludes depreciation and amortization has material limitations.

Foster Wheeler Scope
Foster Wheeler scope represents that portion of unfilled orders, new orders booked and operating revenues on which profit can be earned. Foster Wheeler scope excludes revenues relating to third-party costs incurred by us as agent or principal on a reimbursable basis. The Company began comprehensively reporting Foster Wheeler scope as of 2005.

# # #
07-258

Conference Call Information
Foster Wheeler Ltd. plans to hold a conference call today, Wednesday, November 7, 2007, at 11:00 a.m. (Eastern) to discuss its financial results for the third quarter of 2007.

The call will be accessible to the public by telephone or webcast, and the company will post an accompanying slide presentation in the investor relations section of its web site (www.fwc.com).  To listen to the call by telephone, dial 973-935-8752 (conference I.D. No. 9357886) approximately ten minutes before the call.  The conference call will also be available over the Internet at www.fwc.com or through StreetEvents at Hwww.streetevents.comH.

A replay of the call will be available on the company's web site as well as by telephone. To listen to the replay by telephone, dial 973-341-3080 (replay passcode 9357886# required) starting one hour after the conclusion of the call through 8:00 p.m. (Eastern) on Wednesday, December 5, 2007. The replay can also be accessed on the company's web site for four weeks following the call.

Safe Harbor Statement
Foster Wheeler news releases may contain forward-looking statements that are based on management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations regarding revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims, and the costs of current and future asbestos claims, and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in Part II, Item 1A “Risk Factors” of the Company’s most recent quarterly report on Form 10-Q and the following, could cause the Company’s business conditions and results to differ materially from what is contained in forward-looking statements: changes in the rate of economic growth in the United States and other major international economies, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power industries, changes in the financial condition of its customers, changes in regulatory environment, changes in project design or schedules, contract cancellations, changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to its global operations, currency fluctuations, war and/or terrorist attacks on facilities either owned or where equipment or services are or may be provided, interruptions to shipping lanes or other methods of transport, outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure, protection and validity of its patents and other intellectual property rights, increasing competition by foreign and domestic companies, compliance with its debt covenants, recoverability of claims against its customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the Securities and Exchange Commission.

# # #

Contacts:
1BMedia	Maureen Bingert	908 730 4444	E-mail: Hmaureen_bingert@fwc.comH
Investor Relations	Scott Lamb	908-730-4155	E-mail: Hscott_lamb@fwc.comH
0BOther Inquiries		908 730 4000	Hfw@fwc.comH

Foster Wheeler Ltd. and Subsidiaries
Consolidated Statement of Operations - Summary
(in thousands of dollars, except share data and per share amounts)
(unaudited)

	Three months ended		Nine months ended
	September 28, 2007	September 29, 2006	September 28, 2007	September 29, 2006

Unfilled orders	$6,273,100	$6,069,400	$6,273,100	$6,069,400
New orders booked	1,878,500	1,996,100	4,278,300	4,524,000

Operating revenues	$1,299,872	$910,580	$3,641,760	$2,301,729
Cost of operating revenues	(1,101,912)	(781,391)	(3,067,442)	(1,964,280)
Contract profit	197,960	129,189	574,318	337,449

Selling, general & administrative expenses	(62,686)	(51,543)	(180,079)	(159,570)
Other income	34,786	5,382	67,993	41,250
Other deductions	(7,672)	(14,983)	(33,075)	(33,070)
Interest expense	(4,716)	(5,068)	(14,652)	(19,803)
Minority interest in income of consolidated affiliates	(1,765)	(2,255)	(5,038)	(3,251)
Net asbestos-related gains	8,633	36,074	8,633	115,664
Prior domestic senior credit agreement fees and expenses	0	(14,823)	0	(14,823)
Loss on debt reduction initiatives	0	0	0	(12,483)
Income before income taxes	164,540	81,973	418,100	251,363
Provision for income taxes	(35,439)	(6,146)	(102,324)	(52,487)
Net income	$129,101	$75,827	$315,776	$198,876

Shares Outstanding:

Weighted-average number of common shares outstanding for basic earnings per common share	71,258,764	67,710,728	70,517,309	65,871,698

Weighted-average number of common shares outstanding for diluted earnings per common share	72,546,232	71,121,588	72,283,047	70,374,310

Earnings per common share:
Basic	$1.81	$1.12	$4.48	$2.72
Diluted	$1.78	$1.07	$4.37	$2.55

Foster Wheeler Ltd. and Subsidiaries
Condensed Consolidated Balance Sheet
(in thousands of dollars)
(unaudited)

	September 28,	December 29,
	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$860,397	$610,887
Accounts and notes receivable, net:
Trade	563,854	483,819
Other	123,623	83,497
Contracts in process	239,697	159,121
Prepaid, deferred and refundable income taxes	27,401	20,708
Other current assets	36,299	31,288
Total current assets	1,851,271	1,389,320

Land, buildings and equipment, net	326,886	302,488
Restricted cash	22,684	19,080
Notes and accounts receivable - long-term	2,980	5,395
Investments in and advances to unconsolidated affiliates	191,406	167,186
Goodwill, net	52,052	51,573
Other intangible assets, net	61,953	62,004
Asbestos-related insurance recovery receivable	311,279	350,322
Other assets	95,116	91,081
Deferred income taxes	119,882	127,574
TOTAL ASSETS	$3,035,509	$2,566,023

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current installments on long-term debt	$24,567	$21,477
Accounts payable	323,391	263,715
Accrued expenses	328,608	288,658
Billings in excess of costs and estimated earnings on uncompleted contracts	686,805	622,422
Income taxes payable	69,871	51,331
Total current liabilities	1,433,242	1,247,603

Long-term debt	175,201	181,492
Deferred income taxes	70,395	66,522
Pension, postretirement and other employee benefits	344,615	385,976
Asbestos-related liability	363,478	424,628
Other long-term liabilities and minority interest	206,882	196,092
Commitments and contingencies
TOTAL LIABILITIES	2,593,813	2,502,313

Temporary Equity:
Non-vested restricted awards subject to redemption	1,727	983
TOTAL TEMPORARY EQUITY	1,727	983

Shareholders' Equity:
Preferred shares	0	0
Common shares	717	690
Paid-in capital	1,382,631	1,349,492
Accumulated deficit	(632,693)	(944,113)
Accumulated other comprehensive loss	(310,686)	(343,342)
TOTAL SHAREHOLDERS’ EQUITY	439,969	62,727
TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY	$3,035,509	$2,566,023

Foster Wheeler Ltd. and Subsidiaries
Major Business Groups
(in thousands of dollars)
(unaudited)

	Three months ended		Nine months ended
	September 28, 2007	September 29, 2006	September 28, 2007	September 29, 2006
Global Engineering & Construction Group
Unfilled orders - in future revenues	$4,893,500	$4,817,400	$4,893,500	$4,817,400
New orders booked - in future revenues	1,572,000	1,748,100	2,875,200	3,470,200
Operating revenues	951,402	619,659	2,626,816	1,515,382
EBITDA	129,232	78,668	395,364	221,027

Foster Wheeler Scope (1):
Unfilled orders	1,672,100	1,759,500	1,672,100	1,759,500
New orders booked	780,500	679,600	1,630,000	1,622,600
Operating revenues	520,232	438,900	1,533,310	1,091,200

Global Power Group
Unfilled orders - in future revenues	1,379,600	1,252,000	1,379,600	1,252,000
New orders booked - in future revenues	306,500	248,000	1,403,100	1,053,800
Operating revenues	348,470	290,979	1,014,944	786,347
EBITDA	58,390	20,371	99,780	56,342

Foster Wheeler Scope (1):
Unfilled orders	1,366,500	1,237,700	1,366,500	1,237,700
New orders booked	303,000	245,200	1,393,500	1,044,800
Operating revenues	345,019	288,200	1,005,419	777,400

Corporate & Finance Group (2)
Unfilled orders - in future revenues	0	0	0	0
New orders booked - in future revenues	0	0	0	0
Operating revenues	0	(58)	0	0
EBITDA	(8,645)	(3,980)	(35,272)	16,081

Consolidated
Unfilled orders - in future revenues	6,273,100	6,069,400	6,273,100	6,069,400
New orders booked - in future revenues	1,878,500	1,996,100	4,278,300	4,524,000
Operating revenues	1,299,872	910,580	3,641,760	2,301,729
EBITDA	178,977	95,059	459,872	293,450

Foster Wheeler Scope (1):
Unfilled orders	3,038,600	2,997,200	3,038,600	2,997,200
New orders booked	1,083,500	924,800	3,023,500	2,667,400
Operating revenues	865,251	727,100	2,538,729	1,868,600

(1)
Foster Wheeler Scope represents that portion of unfilled orders, new orders booked and operating revenues on which profit can be earned. Foster Wheeler Scope excludes revenues relating to third-party costs incurred by us as agent or principal on a reimbursable basis.

(2)	Includes intersegment eliminations.

Foster Wheeler Ltd. and Subsidiaries
Reconciliations of EBITDA and Foster Wheeler Scope
(in thousands of dollars)
(unaudited)

	Three months ended		Nine months ended
	September 28, 2007	September 29, 2006	September 28, 2007	September 29, 2006
Reconciliation of Consolidated EBITDA to Consolidated Net Income
EBITDA	$178,977	$95,059	$459,872	$293,450
Less: Interest expense	(4,716)	(5,068)	(14,652)	(19,803)
Less: Depreciation/amortization (1)	(9,721)	(8,018)	(27,120)	(22,284)
Income before income taxes	164,540	81,973	418,100	251,363
Provision for income taxes	(35,439)	(6,146)	(102,324)	(52,487)
Net income	$129,101	$75,827	$315,776	$198,876

Reconciliation of Foster Wheeler Scope Operating
Revenues to Operating Revenues

Global Engineering & Construction Group

Foster Wheeler Scope operating revenues	$520,232	$438,900	$1,533,310	$1,091,200
Flow-through revenues	431,170	180,759	1,093,506	424,182
Operating revenues	951,402	619,659	2,626,816	1,515,382

Global Power Group

Foster Wheeler Scope operating revenues	345,019	288,200	1,005,419	777,400
Flow-through revenues	3,451	2,779	9,525	8,947
Operating revenues	348,470	290,979	1,014,944	786,347

Corporate & Finance Group

Foster Wheeler Scope operating revenues	0	0	0	0
Flow-through revenues	0	(58)	0	0
Operating revenues	0	(58)	0	0

Consolidated

Foster Wheeler Scope operating revenues	865,251	727,100	2,538,729	1,868,600
Flow-through revenues	434,621	183,480	1,103,031	433,129
Operating revenues	$1,299,872	$910,580	$3,641,760	$2,301,729

	Three months ended		Nine months ended
(1) The depreciation / amortization for the major business groups is:	September 28, 2007	September 29, 2006	September 28, 2007	September 29, 2006
Global Engineering & Construction Group	$(4,432)	$(2,837)	$(11,310)	$(6,695)
Global Power Group	(4,947)	(4,839)	(14,784)	(14,567)
Corporate & Finance Group	(342)	(342)	(1,026)	(1,022)
Total depreciation / amortization	$(9,721)	$(8,018)	$(27,120)	$(22,284)

Foster Wheeler Ltd. and Subsidiaries
EBITDA and Earnings Per Common Share Reconciliation
(in thousands of dollars, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 28, 2007			September 28, 2007

			Diluted			Diluted
	EBITDA	Net Earnings	Earnings/Share	EBITDA	Net Earnings	Earnings/Share
As adjusted	$170,344	$120,468	$1.66	$451,239	$307,143	$4.25

Add back:
Net asbestos-related gains	8,633	8,633	0.12	8,633	8,633	0.12

As reported	$178,977	$129,101	$1.78	$459,872	$315,776	$4.37

	Three Months Ended			Nine Months Ended
	September 29, 2006			September 29, 2006
			Diluted			Diluted
	EBITDA	Net Earnings	Earnings/Share	EBITDA	Net Earnings	Earnings/Share
As adjusted	$73,808	$54,576	$0.77	$205,092	$110,518	$1.57

Add back:
Net asbestos-related gains	36,074	36,074	0.51	115,664	115,664	1.65
Prior domestic senior credit agreement fees and expenses	(14,823)	(14,823)	(0.21)	(14,823)	(14,823)	(0.21)
Loss on debt reduction initiatives	-	-	-	(12,483)	(12,483)	(0.18)
Fair value of additional shares issued as part of
the warrant offers (impacts earnings per share only)	-	-	-	-	-	(0.28)

As reported	$95,059	$75,827	$1.07	$293,450	$198,876	$2.55